THE RBB FUND TRUST

First Eagle Global Equity ETF | (Ticker: FEGE)

First Eagle Overseas Equity ETF | (Ticker: FEOE)

Supplement dated August 18, 2025

to the Prospectus and Statement of Additional Information (“SAI”),

each dated December 13, 2024, as supplemented

As of August 15, 2025, private equity funds managed by Genstar Capital have acquired a majority investment in First Eagle Holdings, Inc. (“FE Holdings”), the parent company of First Eagle Investment Management, LLC (“FEIM”), the investment adviser to the First Eagle Global Equity ETF and First Eagle Overseas Equity ETF (each, a “Fund” and together, the “Funds”).

The transaction is not expected to result in any change in the portfolio management of the Funds or in a Fund’s investment objectives or policies. The shareholders of the First Eagle Overseas Equity ETF and First Eagle Global Equity ETF approved the new investment advisory agreement at shareholder meetings held on July 28, 2025 and August 14, 2025, respectively. The new investment advisory agreement, which is substantially similar to the prior investment advisory agreement, became effective as of the transaction closing and will provide for the continuation of each Fund’s investment program without interruption.

Because FEIM has obtained an exemptive order issued by the Securities and Exchange Commission which allows it to hire, terminate and replace unaffiliated sub-advisors with the approval of the Board of Trustees of The RBB Fund Trust (the “Board”), and without obtaining shareholder approval, shareholder approval of the new sub-advisory agreement is not required. The Board approved the new sub-advisory agreement, and accordingly, the new sub-advisory agreement between FEIM and Exchange Traded Concepts, LLC, which is substantially similar to the prior sub-advisory agreement, took effect with respect to each of the Funds as of the transaction closing.

The information in this Supplement modifies the Funds’ Prospectus and Statement of Additional Information (“SAI”) dated December 13, 2024. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the sections of the SAI entitled “Investment Advisory Agreement and Investment Sub-Advisory Agreement – Investment Advisory Agreement” and “Portfolio Managers – The Adviser – Conflicts of Interest Relating to Affiliates.” Any references to the continuing ownership of FE Holdings by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”) are superseded and removed. The discussions of conflicts of interest relating to FEIM’s affiliates are also amended to remove references to Blackstone and Corsair and should now be understood to describe similar and corresponding conflicts of interest that will exist, to the extent applicable, with regard to Genstar Capital.

Please retain this supplement for future reference.